UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

May 23, 2023 (May 13, 2023)

Date of report (date of earliest event reported)

Nordicus Partners Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

EKIMAS Corporation
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant

In May 2023 Nordicus Partners Corporation (the “Company”), at the recommendation of the Company’s Board of Directors, terminated BF Borgers CPA PC (“BFB”) as the independent registered public accounting firm for the Company and its subsidiary Nordicus Partners A/S (the “Subsidiary”). On May 19, 2023, the Company, based on the decision of its board of directors, approved the engagement of Fruci & Associates II, PLLC (“Fruci & Associates “) to serve as the Company’s independent registered public accounting firm.

In connection with the Company’s acquisition of the Subsidiary, BFB provided an audit report on the Subsidiary’s financial statements for the periods ended June 30, 2022 and December 31, 2021. The audit report did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern.

During the periods ended June 30, 2022 and December 31, 2021, and in the subsequent period through May 23, 2023, there were no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BFB, would have caused BFB to make reference to the matter in its reports on the Company’s or Subsidiary’s financial statements for such periods. During the periods ended June 30, 2022 and December 31, 2021, and in the subsequent period through May 23, 2023, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company and the Subsidiary provided BFB with a copy of the disclosures in the preceding three paragraphs and requested in writing that BFB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BFB provided a letter, dated May 22, 2023, stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended March 31, 2022 and through the date of the board of directors’ decision, the Company did not consult Fruci & Associates with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

The following are filed as part of this Form 8-K:

(d)	Exhibits

Exhibit				Filed or Furnished
Number	Exhibit Description	Form	Exhibit	Filing Date	Herewith
16.1	Letter from BF Borgers CPA PC to the Securities and Exchange Commission dated May 22, 2023 with respect to the disclosure in this Form 8-K.				X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 23, 2023	NORDICUS PARTNERS CORPORATION

	By:	/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer